PowerCerv Corporation and Subsidiary

Form 10-QSB

Exhibit 32.1

POWERCERV CORPORATION AND SUBSIDIARY

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, the undersigned officer of PowerCerv Corporation, a Florida corporation (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 20, 2004	/s/ John Stanton
Name: John Stanton
Title: Chairman of the Board
(Chairman)